UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

July 22, 2004
(Date of earliest event reported)

Quintek Technologies
(Exact name of registrant as specified in its charter)

CA	0-29719	77-0505346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17951 Lyons Circle, Huntington Beach, CA	92647
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   714-848-7741

Items 5 and 9. Other Events and Regulation FD Disclosure.

Quintek Technologies corporate offices are at the following location:

17951 Lyons Circle
Huntington Beach, CA
92647

The phone number for the company’s corporate offices is:
714-848-7741

The fax number for the company’s corporate offices is:
714-848-7701

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quintek Technologies (Registrant)
July 22, 2004 (Date)	/s/ ANDREW HAAG Andrew Haag Chief Financial Officer